Exhibit 10.5

PARENT EQUITY PLEDGE AGREEMENT

This PARENT EQUITY PLEDGE AGREEMENT (this “Agreement”), dated as of December 1, 2025, by and between REZOLVE AI PLC, a public limited company incorporated and registered in England with company number 14573691 (“Pledgor”) and MONROE CAPITAL MANAGEMENT ADVISORS, LLC, in its capacity as agent for each member of the Lender Group and the Bank Product Providers (in such capacity, together with its successors and assigns in such capacity, “Agent”).

W I T N E S S E T H:

WHEREAS, pursuant to that certain Amended and Restated Credit Agreement, dated as of even date herewith (as amended, restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”), by and among the lenders party thereto as “Lenders” (each of such Lenders, together with its successors and permitted assigns, is referred to hereinafter as a “Lender”), Agent, Pledgor, CROWNPEAK INTERMEDIATE HOLDINGS, INC., a Delaware corporation (“Holdings”), CROWNPEAK TECHNOLOGY, INC., a Delaware corporation (“Crownpeak Borrower”), and evidon, INC., a Delaware corporation (“Evidon Borrower”; together with Crownpeak Borrower, are referred to hereinafter each individually as a “Borrower” and individually and collectively, jointly and severally, as “Borrowers”), the Lender Group has agreed to make certain financial accommodations available to Borrowers from time to time pursuant to the terms and conditions thereof;

WHEREAS, Agent has agreed to act as agent for the benefit of the Lender Group and the Bank Product Providers in connection with the transactions contemplated by the Credit Agreement and this Agreement;

WHEREAS, in order to induce the Lender Group to enter into the Credit Agreement and the other Loan Documents and to extend the Loans thereunder, to induce the Bank Product Providers to enter into the Bank Product Agreements, and to induce the Lender Group and the Bank Product Providers to make financial accommodations to Borrowers as provided for in the Credit Agreement, the other Loan Documents and the Bank Product Agreements, Pledgor has agreed to grant to Agent, for the benefit of the Lender Group and the Bank Product Providers, a continuing security interest in and to the Pledged Collateral in order to secure the prompt and complete payment, observance and performance of, among other things, the Secured Obligations; and

WHEREAS, Pledgor is an Affiliate of Borrowers and, as such, will benefit by virtue of the financial accommodations extended to Borrowers by the Lender Group.

NOW, THEREFORE, for and in consideration of the recitals made above and other good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1.
Definitions; Construction.
(a)
All initially capitalized terms used herein (including in the preamble and recitals hereof) without definition shall have the meanings ascribed thereto in the Credit Agreement (including Schedule 1.1 thereto). Any terms (whether capitalized or lower case) used in this Agreement that are defined in the Code (including, without limitation, Securities Account) shall be construed and defined as set forth in the Code unless otherwise defined herein or in the Credit Agreement; provided, that to the extent that the

Code is used to define any term used herein and if such term is defined differently in different Articles of the Code, the definition of such term contained in Article 9 of the Code shall govern. In addition to those terms defined elsewhere in this Agreement, as used in this Agreement, the following terms shall have the following meanings:

“Agent” has the meaning set forth in the preamble hereto.

“Agreement” has the meaning set forth in the preamble hereto.

“Borrower” and “Borrowers” have the respective meanings set forth in the recitals to this Agreement.

“Code” means the New York Uniform Commercial Code, as in effect from time to time; provided, however, that in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection, priority, or remedies with respect to Agent’s Lien on any Collateral is governed by the Uniform Commercial Code as enacted and in effect in a jurisdiction other than the State of New York, the term “Code” shall mean the Uniform Commercial Code as enacted and in effect in such other jurisdiction solely for purposes of the provisions thereof relating to such attachment, perfection, priority, or remedies.

“Credit Agreement” has the meaning set forth in the recitals to this Agreement.

“Equity Interests” means all shares, units, options, warrants, interests, or other equivalents (regardless of how designated) of or in a corporation, partnership, limited liability company, or equivalent entity, whether voting or nonvoting, including general partner partnership interests, limited partner partnership interests, common stock, preferred stock, or any other “equity security” (as such term is defined in Rule 3a11-1 of the General Rules and Regulations promulgated by the SEC under the Exchange Act).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and any successor statute.

“Future Rights” means (i) all Equity Interests (other than Pledged Interests) of any Issuer, and all securities convertible or exchangeable into, and all warrants, options, or other rights to purchase, all Investment Related Property in connection therewith or related thereto, and Equity Interests of such Issuer; (ii) to the extent of Pledgor’s interest therein, all shares of, all securities convertible or exchangeable into, and all warrants, options, or other rights to purchase Equity Interests of any Issuer in which Pledgor, after the date of this Agreement, acquires a direct equity interest; and (iii) the certificates or instruments representing such additional Equity Interests, convertible or exchangeable securities, warrants, and other rights and all dividends, cash, options, warrants, rights, instruments, and other property or proceeds from time to time received, receivable, or otherwise distributed in respect of or in exchange for any or all of such Equity Interests.

“Holder” and “Holders” have the meanings set forth in Section 3 of this Agreement.

“Investment Related Property” means (i) investment property (as that term is defined in the Code) and (ii) all of the following regardless of whether classified as investment property under the Code: the Pledged Governing Documents.

“Issuer” means each of the Persons identified as an Issuer on Schedule 1 attached hereto (or any addendum thereto), and any successors thereto, whether by merger or otherwise.

“Lender” has the meaning set forth in the preamble to this Agreement.

“Lender Group” has the meaning specified therefore in the Credit Agreement.

“Parent Material Adverse Effect” means (a) a material adverse effect in the business, operations, results of operations, assets, liabilities or financial condition of the Parent, (b) a material impairment of Parent’s ability to perform their obligations under the Loan Documents to which is a party or of the Lender Group’s ability to enforce the Obligations or realize upon the Collateral (other than as a result of as a result of an action taken or not taken that is solely in the control of Agent), or (c) a material impairment of the enforceability or priority of Agent’s Liens with respect to all or a material portion of the Collateral.

“Permitted Indebtedness” means:

(a)
endorsement of instruments or other payment items for deposit,
(b)
unsecured Indebtedness incurred in respect of netting services, overdraft protection, and other like services, in each case, incurred in the ordinary course of business,
(c)
Indebtedness in an aggregate principal amount not to exceed $50,000,000 plus the amount of any interest that is capitalized thereon evidenced by the Seller Note, so long as such Indebtedness is subject to the Seller Note Subordination Agreement, and
(d)
any other secured or unsecured Indebtedness incurred by Pledgor in an aggregate outstanding principal amount not to exceed $150,000,000 at any one time that is non-recourse to Holdings and its Subsidiaries or their assets.

“Permitted Liens” means:

(e)
Liens granted to, or for the benefit of, Agent hereunder,
(f)
Liens for unpaid taxes, assessments, or other governmental charges or levies that either (i) are not yet delinquent, or (ii) do not have priority over Agent’s Liens and the underlying taxes, assessments, or charges or levies are the subject of Permitted Protests,
(g)
judgment Liens arising solely as a result of the existence of judgments, orders, or awards that do not constitute an Event of Default hereunder,
(h)
rights of setoff or bankers’ liens upon deposits of funds in favor of banks or other depository institutions,
(i)
Liens on the collateral securing the Indebtedness evidenced by the Seller Note permitted pursuant to clause (c) of the definition of “Permitted Indebtedness” so long as such Liens are subject to the Seller Note Subordination Agreement, and
(j)
other Liens securing Indebtedness that constitutes Permitted Indebtedness permitted pursuant to clause (d) of the definition of “Permitted Indebtedness”; provided that such Liens do not encumber the assets of Holdings and its Subsidiaries and if such Liens encumber the Collateral pledged by Pledgor pursuant to the Loan Documents: (i) such Liens are pari passu basis with the Liens securing the Obligations and the Indebtedness secured thereby does not exceed $10,000,000 or (ii) such Liens are junior to the Liens securing the Obligations, in each case pursuant to intercreditor arrangements satisfactory to Agent.

“Pledged Collateral” means the Pledged Interests, the Future Rights, and the Proceeds, in each case, whether now owned or existing or hereafter acquired or arising.

“Pledged Governing Documents” means all of Pledgor’s rights, powers, and remedies under the Governing Documents of any of the Issuers.

“Pledged Interests” means Pledgor’s right, title and interest in and to all of the Equity Interests identified as Pledged Interests on Schedule 1 attached hereto (or any addendum thereto) now or hereafter owned by such Pledgor, regardless of class or designation and all substitutions therefor and replacements thereof, all Investment Related Property relating thereto, all proceeds thereof and all rights relating thereto, including any certificates representing such Equity Interests, the right to request that such Equity Interests be registered in the name of Agent or any of its nominees, the right (subject to any limitations contained herein) to receive any certificates representing any of the Equity Interests and the right to require that such certificates be delivered to Agent together with undated powers or assignments of investment securities with respect thereto, duly endorsed in blank by such Pledgor, all warrants, options, in respect thereof and all dividends, distributions of income, profits, surplus, or other compensation by way of income or liquidating distributions, in cash or in kind, and cash, instruments, and other property from time to time received, receivable, or otherwise distributed in respect of or in addition to, in substitution of, on account of, or in exchange for any or all of the foregoing.

“Pledgor” has the respective meanings set forth in the preamble hereto.

“Proceeds” means all proceeds (including proceeds of proceeds) of the Pledged Interests and Future Rights including all: (a) rights, benefits, distributions, premiums, profits, dividends, interest, cash, instruments, documents of title, accounts, contract rights, inventory, equipment, general intangibles, deposit accounts, chattel paper, and other property from time to time received, receivable, or otherwise distributed in respect of or in exchange for, or as a replacement of or a substitution for, any of the Pledged Interests, Future Rights, or proceeds thereof (including any cash, Equity Interests, or other securities or instruments issued after any recapitalization, readjustment, reclassification, merger or consolidation with respect to the Issuers and any security entitlements, as defined in the Code, with respect thereto); (b) “proceeds,” as such term is defined in the Code; (c) proceeds of any insurance, indemnity, warranty, or guaranty (including guaranties of delivery) payable from time to time with respect to any of the Pledged Interests, Future Rights, or proceeds thereof; (d) payments (in any form whatsoever) made or due and payable to Pledgor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Pledged Interests, Future Rights, or proceeds thereof; and (e) other amounts from time to time paid or payable under or in connection with any of the Pledged Interests, Future Rights, or proceeds thereof.

“SEC” means the United States Securities and Exchange Commission and any successor thereto.

“Secured Obligations” means all liabilities, obligations (including the Obligations as defined in the Credit Agreement) or undertakings owing by Pledgor or any Loan Party to Agent or any Lender or any Bank Product Provider arising out of or outstanding under, advanced or issued pursuant to, or evidenced by the Credit Agreement, any Guaranty Agreement, or any of the other Loan Documents and all of the obligations of Pledgor under this Agreement, irrespective of whether for the payment of money, whether direct or indirect, absolute or contingent, due or to become due, voluntary or involuntary, whether now existing or hereafter arising, and including all interest, costs, fees, (including reasonable and documented out-of-pocket attorneys fees incurred by external counsel), indemnities and expenses (including interest, costs, fees, indemnities and expenses that, but for the provisions of the Bankruptcy Code, would have accrued irrespective of whether a claim therefor is allowed) and any and all other amounts which a Borrower is required to pay pursuant to any of the foregoing, by law, or otherwise; provided that, anything to the contrary contained in the foregoing notwithstanding, the Secured Obligations shall exclude any Excluded Swap Obligation.

“Securities Act” has the meaning set forth in Section 11(c) of this Agreement.

(b)
This Agreement shall be subject to the rules of construction set forth in Section 1.4 of the Credit Agreement, and such rules of construction are incorporated herein by this reference, mutatis mutandis.
(c)
All of the schedules and exhibits attached to this Agreement shall be deemed incorporated herein by reference.
2.
Pledge. Pledgor hereby pledges, grants, transfers, and assigns to Agent, for the benefit of the Lender Group and the Bank Product Providers, a security interest in all of Pledgor’s right, title, and interest in and to the Pledged Collateral in order to secure prompt repayment of any and all of the Secured Obligations (whether now existing or hereafter arising) in accordance with the terms and conditions of the Loan Documents, and in order to secure prompt performance by Pledgor of Pledgor’s covenants and duties under this Agreement. Except to the extent permitted in the Credit Agreement, Pledgor has no authority, express or implied, to dispose of any item or portion of the Pledged Collateral.
3.
Delivery and Registration of Pledged Collateral.
(a)
All certificates or instruments representing or evidencing the Pledged Collateral shall be promptly delivered by Pledgor to Agent or Agent’s designee pursuant hereto at a location designated by Agent and shall be held by or on behalf of Agent pursuant hereto, and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance reasonably satisfactory to Agent; provided that the certificates representing or evidencing the Pledged Collateral as of the Restatement Date shall not be required to be delivered until the date that is five (5) Business Days after the Restatement Date.
(b)
Upon the occurrence and during the continuance of an Event of Default, Agent shall have the right, at any time in its discretion and without notice to Pledgor, to transfer to or to register on the books of the Issuers (or of any other Person maintaining records with respect to the Pledged Collateral) in the name of Agent, for the benefit of the Lender Group and the Bank Product Providers, or any of its nominees any or all of the Pledged Collateral. In addition, Agent shall have the right at any time to exchange certificates or instruments representing or evidencing Pledged Collateral for certificates or instruments of smaller or larger denominations.
(c)
If, at any time and from time to time, any Pledged Collateral (including any certificate or instrument representing or evidencing any Pledged Collateral) is in the possession of a Person other than Agent or Pledgor (a “Holder”), then Pledgor shall promptly, at Agent’s option, either cause such Pledged Collateral to be delivered into Agent’s possession, or execute and deliver to such Holder a written notification/instruction, and take all other steps necessary to perfect the security interest of Agent in such Pledged Collateral, including obtaining from such Holder a written acknowledgment that such Holder holds such Pledged Collateral for Agent, all pursuant to the Code or other applicable law governing the perfection of Agent’s security interest in the Pledged Collateral in the possession of such Holder. Each such notification/instruction and acknowledgment shall be in form and substance reasonably satisfactory to Agent.
(d)
Any and all Pledged Collateral (including dividends, interest, and other cash distributions) at any time received or held by Pledgor shall be so received or held in trust for Agent, shall be segregated from other funds and property of Pledgor and shall be forthwith delivered to Agent in the same form as so received or held, with any necessary endorsements; provided that dividends or distributions received by Pledgor, if and to the extent they are not prohibited by the Credit Agreement, may be retained by Pledgor in accordance with Section 4.
(e)
If at any time and from time to time any Pledged Collateral consists of an uncertificated security or a security in book entry form, then Pledgor shall promptly cause such Pledged Collateral to be registered or entered, as the case may be, in the name of Agent, for the benefit of the Lender Group, or otherwise cause the security interest held by Agent, for the benefit of the Lender Group, to be perfected in accordance with applicable law.
4.
Voting Rights and Dividends.
(a)
So long as no Event of Default shall have occurred and be continuing and subject to Agent providing written notice to Pledgor, Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Pledged Collateral applicable to it or any part thereof for any purpose not inconsistent with the terms of the Loan Documents.
(b)
Upon the occurrence and during the continuance of an Event of Default, upon written election by Agent to Pledgor, all rights of Pledgor to exercise the voting and other consensual rights or receive and retain dividends or distributions that it would otherwise be entitled to exercise or receive and retain, as applicable pursuant to Section 4(a), shall cease, and all such rights shall thereupon become vested in Agent, for the benefit of the Lender Group and the Bank Product Providers, who shall thereupon have the sole right to exercise such voting or other consensual rights and to receive and retain such dividends and distributions. Upon such written election by Agent, Pledgor shall execute and deliver (or cause to be executed and delivered) to Agent all such proxies and other instruments as Agent may reasonably request for the purpose of enabling Agent to exercise, on behalf of the Lender Group and the Bank Product Providers, the voting and other rights which it is entitled to exercise and to receive the dividends and distributions that it is entitled to receive and retain pursuant to the preceding sentence.
5.
Representations and Warranties. Pledgor represents, warrants, and covenants as follows:
(a)
Pledgor has taken all steps it deems necessary or appropriate to be informed on a continuing basis of changes or potential changes affecting the Pledged Collateral (including rights of conversion and exchange, rights to subscribe, payment of dividends, reorganizations or recapitalization, tender offers and voting rights), and Pledgor agrees that no member of the Lender Group, any Bank Product Provider, or Agent on behalf thereof, shall have any responsibility or liability for informing Pledgor of any such changes or potential changes or for taking any action or omitting to take any action with respect thereto;
(b)
All information herein or hereafter supplied to Agent by or on behalf of Pledgor in writing with respect to the Pledged Collateral is, or in the case of information hereafter supplied will be, accurate and complete in all material respects;

(c)
Pledgor is and will be the sole legal and beneficial owner of the Pledged Collateral (including the Pledged Interests and all other Pledged Collateral acquired by Pledgor after the date hereof) free and clear of any adverse claim, Lien, or other right, title, or interest of any party, other than Permitted Liens.
(d)
The chief executive office of Pledgor is located at the address indicated on Schedule 2 (as such Schedule may be updated from time to time to reflect changes resulting from transactions permitted under the Loan Documents).
(e)
Pledgor’s tax identification number and organizational identification number, if any, are identified on Schedule 2 (as such Schedule may be updated from time to time to reflect changes resulting from transactions permitted under the Loan Documents).
(f)
This Agreement creates a valid security interest in the Collateral of Pledgor, to the extent a security interest therein can be created under the Code, securing the payment of the Secured Obligations. Except to the extent a security interest in the Collateral cannot be perfected by the filing of a financing statement under the Code, all filings and other actions necessary or desirable to perfect and protect such security interest have been duly taken or will have been taken upon the filing of financing statements listing Pledgor, as a debtor, and Agent, as secured party, in the jurisdictions listed next to Pledgor’s name on Schedule 3. Upon the making of such filings, Agent shall have a first priority perfected security interest in the Collateral of Pledgor to the extent such security interest can be perfected by the filing of a financing statement. All action by Pledgor necessary to protect and perfect such security interest on each item of Collateral has been duly taken. Pledgor is the sole owner of the Equity Interests issued by the Issuers and is pledging all of its right title and interest in the Equity Interests of the Issuers pursuant to this Agreement to secure the Secured Obligations.
(g)
(i) Except for the Security Interest created hereby, Pledgor is and will at all times be the sole holder of record and the legal and beneficial owner, free and clear of all Liens (other than Permitted Liens), of the Pledged Interests indicated on Schedule 1 as being owned by Pledgor and, when acquired by Pledgor, any Pledged Interests acquired after the Closing Date, (ii) all of the Pledged Interests are duly authorized, validly issued, fully paid and non-assessable and the Pledged Interests constitute or will constitute the percentage of the issued and outstanding Equity Interests of the Issuer y identified on Schedule 1, (iii) Pledgor has the right and requisite authority to pledge the Pledged Interests pledged by Pledgor to Agent as provided herein, (iv) all actions necessary or desirable to perfect and establish the first priority of, or otherwise protect, Agent’s Liens in the Pledged Interests and the proceeds thereof have been duly taken, upon (A) the execution and delivery of this Agreement, (B) the taking of possession by Agent (or its agent or designee) of any certificates representing the Pledged Interests, together with undated powers (or other documents of transfer acceptable to Agent) endorsed in blank by Pledgor, and (C) the filing of financing statements in the applicable jurisdiction set forth on Schedule 3 for Pledgor with respect to the Pledged Interests of Pledgor that are not represented by certificates, and (v) (v) Pledgor has delivered to and deposited with or caused to be delivered to and deposited with Agent (x) all certificates representing the Pledged Interests owned by Pledgor to the extent such Pledged Interests are represented by certificates, and undated powers (or other documents of transfer acceptable to Agent) endorsed in blank with respect to such certificates, (y) a duly executed irrevocable proxy with respect to the Pledged Interests owned by Pledgor, in substantially the form of Exhibit A hereto (each, an “Irrevocable Proxy”), and (iii) a duly acknowledged equity interest registration page, in blank, from the applicable issuer of the Pledged Interests owned by Pledgor, substantially in the form of Exhibit B hereto or otherwise in form and substance reasonably satisfactory to Agent. None of the Pledged Interests owned or held by Pledgor has been issued or transferred in violation of any securities registration, securities disclosure, or similar laws of any jurisdiction to which such issuance or transfer may be subject.

(h)
No consent, approval, authorization, or other order or other action by, and no notice to or filing with, any Governmental Authority or any other Person is required (i) for the grant of a Security Interest by Pledgor in and to the Pledged Collateral pursuant to this Agreement, for the execution, delivery, or performance of this Agreement by Pledgor, or for the consummation of the transactions contemplated herein, or (ii) for the exercise by Agent of the voting or other rights provided for in this Agreement with respect to the Pledged Interests or the remedies in respect of the Pledged Collateral pursuant to this Agreement, except as may be required in connection with such disposition of Pledged Interests by laws affecting the offering and sale of securities generally and except for consents, approvals, authorizations, or other orders or actions that have been obtained or given (as applicable) and that are still in force.
(i)
Pledgor (i) has read and understands the terms and conditions of the Credit Agreement and the other Loan Documents, has consulted with and been represented by independent legal counsel of its own choosing in negotiations for and the preparation thereof, has read the Credit Agreement and the other Loan Documents in full and final form, and has been advised by its counsel of its rights and obligations hereunder and thereunder, and (ii) has independent means of obtaining information concerning the affairs, financial condition, and business of Borrowers and the other Loan Parties, and has no need of, or right to obtain from any member of the Lender Group, any credit or other information concerning the affairs, financial condition, or business of Borrowers or the other Loan Parties that may come under the control of any member of the Lender Group.
(j)
No transfer of property is being made by Pledgor and no obligation is being incurred by Pledgor in connection with the transactions contemplated by this Agreement or the other Loan Documents with the intent to hinder, delay, or defraud either present or future creditors of Pledgor.
6.
Further Assurances.
(a)
Pledgor agrees that from time to time, at the expense of Pledgor, it will promptly execute and deliver all further instruments and documents, and take all further action that may be necessary or reasonably desirable, or that Agent, on behalf of the Lender Group and the Bank Product Providers, may request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable Agent, on behalf of the Lender Group and the Bank Product Providers, to exercise and enforce its rights and remedies hereunder with respect to any Pledged Collateral. Without limiting the generality of the foregoing, Pledgor will: (i) at the request of Agent, mark conspicuously each of its records pertaining to the Pledged Collateral with a legend, in form and substance reasonably satisfactory to Agent, indicating that such Pledged Collateral is subject to the security interest granted hereby; (ii) allow inspection of the Pledged Collateral by Agent or Persons designated by Agent from time to time hereafter; and (iii) at Agent’s request, appear in and defend any action or proceeding that may affect Pledgor’s title to or Agent’s security interest in the Pledged Collateral.
(b)
Pledgor hereby authorizes Agent, on behalf of the Lender Group and the Bank Product Providers, to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Pledged Collateral without the signature of Pledgor where permitted by law. A carbon, photographic, or other reproduction of this Agreement or any financing statement covering the Pledged Collateral or any part thereof shall be sufficient as a financing statement where permitted by law (i) describing the Pledged Collateral as being of equal or lesser scope or with greater detail, or (ii) that contain any information required by part 5 of Article 9 of the Code for the sufficiency or filing office acceptance. Each pledgor also hereby ratifies any and all financing statements or amendment previously filed by Agent in any jurisdiction related to the Pledged Collateral.
7.
Covenants of Pledgor. Without the written consent of Agent:

(a)
Pledgor shall, upon receipt by Pledgor of any material written notice, report, or other communication from any of the Issuers or any Holder relating to all or any part of the Pledged Collateral, deliver such written notice, report or other communication to Agent promptly, but in no event later than one week following the receipt thereof by Pledgor.
(b)
Pledgor shall not vote for or consent to: (i) the amendment of or amend the Governing Documents of such Issuer that is a general partnership, limited partnership or limited liability company to provide that the Equity Interests of such Issuer is governed by Article 8 of the Code, or (ii) the issuance of or issue certificates evidencing the Equity Interests of such Issuer that is a general partnership, limited partnership or limited liability company.
(c)
Pledgor shall not sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, any of the Collateral. The inclusion of Proceeds in the Collateral shall not be deemed to constitute Agent’s consent to any sale or other disposition of any of the Collateral.
(d)
Pledgor will not create, incur, assume, or suffer to exist, directly or indirectly, any Lien on or with respect to any of its assets (including the Collateral) of any kind, whether now owned or hereafter acquired, or any income or profits therefrom, except for Permitted Liens.
(e)
Pledgor will not create, incur, assume, or suffer to exist, directly or indirectly, any Indebtedness except for Permitted Indebtedness.
(f)
Pledgor will not change its name, organizational identification number, jurisdiction of organization or organizational identity; provided, that Pledgor may change its name upon at least 10 days prior written notice to Agent of such change.
(g)
Other Notices.
(1)
Promptly, but in any event within five days after Pledgor has knowledge of any event or condition that constitutes a Default or an Event of Default with respect to Pledgor, Pledgor shall provide notice of such event or condition and a statement of the curative action that Pledgor proposes to take with respect thereto.
(2)
Promptly after the commencement thereof, but in any event within five days after the service of process with respect thereto on Pledgor, notice of all actions, suits, or proceedings brought by or against Pledgor before any Governmental Authority which reasonably could be expected to result in a Parent Material Adverse Effect.
(h)
Pledgor shall not enter into any merger, consolidation, reorganization, or recapitalization, or reclassify its Equity Interests, except for the merger or consolidation of one or more Subsidiaries of Pledgor (other than Loan Parties and their Subsidiaries) with and into Pledgor with Pledgor as the survivor thereof.
(i)
Pledgor shall, not directly or indirectly, amend, modify, or change any of the terms or provisions of its Governing Documents if the effect thereof, either individually or in the aggregate, could reasonably be expected to be materially adverse to the interests of the Lenders.
(j)
Pledgor will comply with the requirements of all applicable laws, rules, regulations, and orders of any Governmental Authority, other than laws, rules, regulations, and orders the non-compliance with which, individually or in the aggregate, could not reasonably be expected to result in a Parent Material Adverse Effect.
(k)
Pledgor will comply with all applicable Sanctions and to comply in all material respects with all applicable Anti-Corruption Laws and Anti-Money Laundering Laws.
(l)
Pledgor shall not dispose of all or substantially all of its assets or any of the Equity Interests of Holdings or its Subsidiaries. Pledgor shall not make any investment of the Equity Interests of Holdings or its Subsidiaries or any other Investment in any Subsidiary of Holdings that is not a Loan Party other than a Permitted Intercompany Advance.
(m)
Pledgor shall not voluntarily prepay any Indebtedness for borrowed money unless the aggregate amount of such prepayments during the term of the Agreement do not exceed $10,000,00.
(n)
Pledgor shall not (i) liquidate, wind up, or dissolve itself (or suffer any liquidation or dissolution) or (ii) suspend or cease operating a substantial portion of its business.
(o)
Pledgor shall promptly deliver to Agent such information about the business, finances and assets of Pledgor that Agent may reasonably request from time to time.
8.
Events of Default. Any “Event of Default” under the Credit Agreement shall be an “Event of Default” under this Agreement. In addition, Parent agrees on behalf of itself and the Loan Parties, that each of the following events shall constitute an “Event of Default” for all purposes of the Loan Documents:
(a)
If an Insolvency Proceeding is commenced by Pledgor;
(b)
If an Insolvency Proceeding is commenced against Pledgor and any of the following events occur: (i) Pledgor consents to the institution of such Insolvency Proceeding against it, (b) the petition, application, or other originating process commencing the Insolvency Proceeding is not timely controverted, (c) the petition, application, or other originating process commencing the Insolvency Proceeding is not dismissed within 60 calendar days of the date of the filing thereof, (d) a custodian, receiver (provisional, interim or permanent) or manager, administrator, liquidator, trustee, sequestrator (or other similar official) is appointed to take possession of all or any substantial portion of the properties or assets of, or to operate all or any substantial portion of the business of, Pledgor, or (e) an order for relief shall have been issued or entered therein;
(c)
Pledgor fails to perform or observe any covenant or other agreement contained in any of Sections 7 of this Agreement;
(d)
If one or more judgments, orders, or awards for the payment of money involving an aggregate amount of $7,500,000, or more (except to the extent fully covered (other than to the extent of customary deductibles) by insurance pursuant to which the insurer has not denied coverage) is entered or filed against Pledgor, or with respect to any of their respective assets, and either (i) there is a period of 60 consecutive days at any time after the entry of any such judgment, order, or award during which (1) the same is not discharged, satisfied, vacated, or bonded pending appeal, or (2) a stay of enforcement thereof is not in effect, or (ii) enforcement proceedings are commenced upon such judgment, order, or award;

(e)
If there is a default in one or more agreements to which Pledgor is a party with one or more third Persons relative to Pledgor’s Indebtedness involving an aggregate amount of $7,500,000 or more, and such default (i) occurs at the final maturity of the obligations thereunder, or (ii) results in a right by such third Person, irrespective of whether exercised, to accelerate the maturity of Pledgor’s obligations thereunder;
(f)
If any warranty, representation, certificate, statement, or Record made herein proves to be untrue in any material respect (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) as of the date of issuance or making or deemed making thereof; or
(g)
If the obligation of Pledgor under this Agreement or the guaranty contained in its Guaranty Agreement is limited or terminated by operation of law (with respect to any Foreign Loan Party, subject to applicable Legal Reservations) or by Pledgor.
9.
Waivers.
(a)
To the fullest extent permitted by applicable law, Pledgor hereby waives: (i) notice of acceptance hereof; (ii) notice of any loans or other financial accommodations made or extended under the Credit Agreement, or the creation or existence of any Secured Obligations; (iii) notice of the amount of the Secured Obligations, subject, however, to Pledgor’s right to make inquiry of Agent to ascertain the amount of the Secured Obligations at any reasonable time; (iv) notice of any adverse change in the financial condition of Borrowers or of any other fact that might increase Pledgor’s risk hereunder; (v) notice of presentment for payment, demand, protest, and notice thereof as to any instrument among the Loan Documents; (vi) notice of any Default or Event of Default under the Credit Agreement; and (vii) all other notices (except if such notice is specifically required to be given to Pledgor under this Agreement or any other Loan Documents to which Pledgor is a party) and demands to which Pledgor might otherwise be entitled.
(b)
To the fullest extent permitted by applicable law, Pledgor hereby waives the right by statute or otherwise to require Agent, any Lender or the Bank Product Providers, to institute suit against any Borrower or to exhaust any rights and remedies which Agent or the Bank Product Providers, have/has or may have against Borrower. In this regard, Pledgor agrees that it is bound to the payment of each and all Secured Obligations solely from the Pledged Collateral, whether now existing or hereafter arising, as fully as if the Secured Obligations were directly owing to Agent and Bank Product Providers, or its Affiliates, as applicable, by Pledgor solely from the Pledged Collateral. Pledgor further waives any defense arising by reason of any disability or other defense (other than the defense that the Secured Obligations shall have been performed and paid in full, to the extent of any such payment) of any Borrower or by reason of the cessation from any cause whatsoever of the liability of any Borrower in respect thereof.
(c)
To the fullest extent permitted by applicable law, Pledgor hereby waives: (i) any rights to assert against Agent, any Lender or the Bank Product Providers, any defense (legal or equitable), set-off, counterclaim, or claim which Pledgor may now or at any time hereafter have against any Borrower or any other party liable to Agent, any Lender or the Bank Product Providers; (ii) any defense, set-off, counterclaim, or claim, of any kind or nature, arising directly or indirectly from the present or future lack of perfection, sufficiency, validity, or enforceability of the Secured Obligations or any security therefor; (iii) any defense arising by reason of any claim or defense based upon an election of remedies by Agent or the Bank Product Providers, including any defense based upon an election of remedies by Agent under the provisions of §§ 580d and 726 of the California Code of Civil Procedure or any similar laws of New York or any other jurisdiction; (iv) the benefit of any statute of limitations affecting Pledgor’s liability hereunder or the enforcement thereof, and any act which shall defer or delay the operation of any statute of limitations applicable to the Secured Obligations shall similarly operate to defer or delay the operation of such statute of limitations applicable to Pledgor’s liability hereunder.
(d)
(i) Pledgor hereby waives any right of subrogation Pledgor has or may have as against any Borrower with respect to the Secured Obligations, including under any one or more of California Civil Code §§ 2847, 2848, and 2849 or any similar laws of New York or any other jurisdiction; (ii) in addition, Pledgor hereby waives any right to proceed against any Borrower or any other Person, now or hereafter, for contribution, indemnity, reimbursement, or any other suretyship rights and claims (irrespective of whether direct or indirect, liquidated or contingent), with respect to the Secured Obligations; and (iii) in addition, Pledgor also hereby waives any right to proceed or to seek recourse against or with respect to any property or asset of any Borrower.
(e)
If any of the Secured Obligations at any time are secured by a mortgage or deed of trust upon real property, Agent or the Bank Product Providers may elect, in their sole discretion, upon a default with respect to the Secured Obligations, to foreclose such mortgage or deed of trust judicially or nonjudicially in any manner permitted by law, before or after enforcing this Agreement, without diminishing or affecting the liability of Pledgor hereunder. Pledgor understands that (a) by virtue of the operation of California’s (or any similar laws of New York or any other jurisdiction) antideficiency law applicable to nonjudicial foreclosures, an election by Agent or the Bank Product Providers nonjudicially to foreclose such a mortgage or deed of trust probably would have the effect of impairing or destroying rights of subrogation, reimbursement, contribution, or indemnity of Pledgor against any Borrower or other guarantors or sureties, and (b) absent the waiver given by Pledgor herein, such an election would estop Agent or the Bank Product Providers from enforcing this Agreement against Pledgor. Understanding the foregoing, and understanding that Pledgor hereby is relinquishing a defense to the enforceability of this Agreement, Pledgor hereby waives any right to assert against Agent or the Bank Product Providers any defense to the enforcement of this Agreement, whether denominated “estoppel” or otherwise, based on or arising from an election by Agent or the Bank Product Providers nonjudicially to foreclose any such mortgage or deed of trust. Pledgor understands that the effect of the foregoing waiver may be that Pledgor may have liability hereunder for amounts with respect to which Pledgor may be left without rights of subrogation, reimbursement, contribution, or indemnity against any Borrower or other guarantors or sureties. Pledgor also agrees that the “fair market value” provisions of Section 580a of the California Code of Civil Procedure or any similar laws of New York or any other jurisdiction shall have no applicability with respect to the determination of Pledgor’s liability under this Agreement.
(f)
Without limiting the generality of any other waiver or other provision set forth in this Agreement, Pledgor waives all rights and defenses that Pledgor may have if all or part of the Secured Obligations are secured by real property. This means, among other things:
(1)
Agent or the Bank Product Providers may collect from Pledgor without first foreclosing on any real or personal property collateral that may be pledged by any Borrower or any guarantor (including any Third Party Pledgor).
(2)
If Agent or the Bank Product Providers foreclose(s) on any real property collateral that may be pledged by any Borrower or any guarantor (including any third party pledgor):
(i)
the amount of the Secured Obligations or any obligations of any guarantor (including any third party pledgor) in respect thereof may be reduced only by the price for which that collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price.

(ii)
Agent may collect from Pledgor even if Agent or the Bank Product Providers, by foreclosing on the real property collateral, has/have destroyed any right Pledgor may have to collect from any Borrower or any other guarantor (including any third party pledgor).

This is an unconditional and irrevocable waiver of any rights and defenses Pledgor may have if all or part of the Secured Obligations are secured by real property. These rights and defenses are based upon Section 580a, 580b, 580d, or 726 of the California Code of Civil Procedure or any similar laws of New York or any other jurisdiction.

(g)
WITHOUT LIMITING THE GENERALITY OF ANY OTHER WAIVER OR OTHER PROVISION SET FORTH IN THIS AGREEMENT, PLEDGOR HEREBY WAIVES, TO THE MAXIMUM EXTENT SUCH WAIVER IS PERMITTED BY LAW, ANY AND ALL BENEFITS OR DEFENSES ARISING DIRECTLY OR INDIRECTLY UNDER ANY ONE OR MORE OF CALIFORNIA CIVIL CODE §§ 2787 THROUGH AND INCLUDING 2855, CALIFORNIA CODE OF CIVIL PROCEDURE §§ 580a, 580b, 580c, 580d, AND 726, AND CHAPTER 2 OF TITLE 14 OF THE CALIFORNIA CIVIL CODE or any similar laws of NEW YORK or any other jurisdiction.
(h)
WITHOUT LIMITING THE GENERALITY OF ANY OTHER WAIVER OR OTHER PROVISION SET FORTH IN THIS AGREEMENT, PLEDGOR WAIVES ALL RIGHTS AND DEFENSES ARISING OUT OF AN ELECTION OF REMEDIES BY AGENT, EVEN THOUGH THAT ELECTION OF REMEDIES, SUCH AS A NONJUDICIAL FORECLOSURE WITH RESPECT TO SECURITY FOR A SECURED OBLIGATION, HAS DESTROYED PLEDGOR’S RIGHTS OF SUBROGATION AND REIMBURSEMENT AGAINST ANY BORROWER BY THE OPERATION OF SECTION 580d OF THE CALIFORNIA CODE OF CIVIL PROCEDURE OR ANY SIMILAR LAWS OF NEW YORK OR ANY OTHER JURISDICTION OR OTHERWISE.
(i)
Without affecting the generality of this Section, Pledgor hereby also agrees to the following waivers:
(1)
Pledgor agrees that the Agent’s right to enforce this Agreement is absolute and is not contingent upon the genuineness, validity or enforceability of any of the Loan Documents. Pledgor waives all benefits and defenses it may have under California Civil Code Section 2810 or any similar laws of New York or any other jurisdiction and agrees that Agent’s rights under this Agreement shall be enforceable even if a Borrower had no liability at the time of execution of the Loan Documents or later ceases to be liable.
(2)
Pledgor waives all benefits and defenses it may have under California Civil Code Section 2809 or any similar laws of New York or any other jurisdiction with respect to its obligations under this Agreement and agrees that Agent’s rights under the Loan Documents will remain enforceable even if the amount secured by the Loan Documents is larger in amount and more burdensome than that for which any Borrower is responsible. The enforceability of this Agreement against Pledgor shall continue until all sums due under the Loan Documents have been paid in full and shall not be limited or affected in any way by any impairment or any diminution or loss of value of any security or collateral for each Borrower’s obligations under the Loan Documents, from whatever cause, the failure of any security interest in any such security or collateral or any disability or other defense of such Borrower, any other guarantor of a Borrower’s obligations under the Loan Documents, any pledgor of collateral for any person’s obligations to Agent or any other person in connection with the Loan Documents.

(3)
Pledgor waives all benefits and defenses it may have under California Civil Code Sections 2819, 2845, 2846, 2849 and 2850 or any similar laws of New York or any other jurisdiction with respect to its obligations under this Agreement, including the right to require Agent to (A) proceed against any Borrower, any guarantor of such Borrower’s obligations under the Loan Documents, any other pledgor of collateral for any person’s obligations to Agent or any other person in connection with such Borrower’s loan, (B) proceed against or exhaust any other security or collateral Agent may hold, or (C) pursue any other right or remedy for Pledgor’s benefit, and agrees that Agent may exercise its right under this Agreement without taking any action against any Borrower, any guarantor of any Borrower’s obligations under the Loan Documents, any pledgor of collateral for any person’s obligations to Agent or any other person in connection with any Borrower’s loan, and without proceeding against or exhausting any security or collateral Agent holds.

(4) Pledgor consents and agrees that, without notice to or by Pledgor and without affecting or impairing the obligations of Pledgor hereunder, any member of the Lender Group or any Bank Product Provider may, by action or inaction, compromise or settle, extend the period of duration or the time for the payment, modify the Secured Obligations or Collateral, or discharge the performance of, or may refuse to, or otherwise not enforce, or may, by action or inaction, release all or any one or more parties to, any one or more of the terms and provisions of the Credit Agreement or any other Loan Document or may grant other indulgences to a Borrower in respect thereof, or may amend or modify in any manner and at any time (or from time to time) any one or more of the Credit Agreement or any other Loan Document, or may, by action or inaction, release or substitute any other pledgor, if any, of the Secured Obligations, or may enforce, exchange, release, or waive, by action or inaction, any security for the Secured Obligations or any guaranty of the Secured Obligations, or any portion thereof.

(j)
This Agreement includes Secured Obligations arising under successive transactions continuing, compromising, extending, increasing, modifying, releasing, or renewing the Secured Obligations, changing the interest rate, payment terms, or other terms and conditions thereof, or creating new or additional Secured Obligations after prior Secured Obligations have been satisfied in whole or in part. To the maximum extent permitted by law, Pledgor hereby waives any right to revoke this Agreement as to future Indebtedness in the immediately preceding sentence. If such a revocation is effective notwithstanding the foregoing waiver, Pledgor acknowledges and agrees that (a) no such revocation shall be effective until written notice thereof has been received by Agent, (b) no such revocation shall apply to any Secured Obligations in existence on such date (including any subsequent continuation, extension, or renewal thereof, or change in the interest rate, payment terms, or other terms and conditions thereof), (c) no such revocation shall apply to any Secured Obligations made or created after such date to the extent made or created pursuant to a legally binding commitment of Agent in existence on the date of such revocation, (d) no payment by any Guarantor, Borrower, or from any other source, prior to the date of such revocation shall reduce the maximum obligation of Pledgor hereunder, and (e) any payment by Borrowers, any Guarantor, or from any source other than Pledgor subsequent to the date of such revocation shall first be applied to that portion of the Secured Obligations as to which the revocation is effective and which are not, therefore, guarantied hereunder, and to the extent so applied shall not reduce the maximum obligation of Pledgor hereunder.
(k)
Pledgor hereby agrees that its liability hereunder shall be immediate and shall not be contingent upon the exercise or enforcement by any member of the Lender Group or any Bank Product Provider of whatever remedies they may have against Borrowers or any Guarantor, or the enforcement of any lien or realization upon any security by any member of the Lender Group or any Bank Product Provider. Pledgor hereby agrees that any release which may be given by Agent to Borrowers, any Guarantor, or any other pledgor, shall not release Pledgor. Pledgor consents and agrees that no member of the Lender Group nor any Bank Product Provider shall be under any obligation to marshal any property or assets of Borrowers or any Guarantor in favor of Pledgor, or against or in payment of any or all of the Secured Obligations.
(l)
The paragraphs in this Section 9 which refer to certain sections of the California Civil Code are included in this Agreement solely out of an abundance of caution and shall not be construed to mean that any of the above-referenced provisions of California law are in any way applicable to this Agreement.
10.
Agent as Pledgor’s Attorney-in-Fact.
(a)
Upon the occurrence and during the continuance of an Event of Default, Pledgor hereby irrevocably appoints Agent, on behalf of the Lender Group and the Bank Product Providers, as Pledgor’s attorney-in-fact, with full authority in the place and stead of Pledgor and in the name of Pledgor, Agent or otherwise, from time to time at Agent’s discretion, to take any action and to execute any instrument that Agent, on behalf of the Lender Group and the Bank Product Providers, may reasonably deem necessary or advisable to accomplish the purposes of this Agreement, including: (i) upon the occurrence and during the continuance of an Event of Default, to receive, endorse, and collect all instruments made payable to Pledgor representing any dividend, interest payment or other distribution in respect of the Pledged Collateral or any part thereof to the extent permitted hereunder and to give full discharge for the same and to execute and file governmental notifications and reporting forms; (ii) to issue any notifications/instructions Agent deems necessary pursuant to Section 4 of this Agreement; or (iii) to arrange for the transfer of the Pledged Collateral on the books of the Issuer or any other Person to the name of Agent or to the name of Agent’s nominee.
(b)
Upon the occurrence and during the continuance of an Event of Default, in addition to the designation of Agent as Pledgor’s attorney-in-fact in clause (a), Pledgor hereby irrevocably appoints Agent, on behalf of the Lender Group and the Bank Product Providers, as Pledgor’s agent and attorney-in-fact to make, execute and deliver any and all documents and writings which may be necessary or appropriate for approval of, or be required by, any regulatory authority located in any city, county, state or country where Pledgor or any of the Issuers engage in business, in order to transfer or to more effectively transfer any of the Pledged Interests or otherwise enforce the rights granted hereunder to Agent, and the Bank Product Providers, or Agent for the benefit thereof.
11.
Remedies upon Default. Upon the occurrence and during the continuance of an Event of Default:
(a)
Agent, on behalf of the Lender Group, may exercise in respect of the Pledged Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the Code (irrespective of whether the Code applies to the affected items of Pledged Collateral), and Agent, on behalf of the Lender Group, may also without notice (except as specified below) sell the Pledged Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, broker’s board or at any of Agent’s offices or elsewhere, for cash, on credit or for future delivery, at such time or times and at such price or prices and upon such other terms as Agent may deem commercially reasonable, irrespective of the impact of any such sales on the market price of the Pledged Collateral. To the maximum extent permitted by applicable law, Agent may be the purchaser of any or all of the Pledged Collateral at any such sale and shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Pledged Collateral sold at any such public sale, to use and apply all or any part of the Secured Obligations as a credit on account of the purchase price of any Pledged Collateral payable at such sale. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of any Pledgor, and each

Pledgor hereby waives (to the extent permitted by law) all rights of redemption, stay, or appraisal that it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. Each Pledgor agrees that, to the extent notice of sale shall be required by law, at least ten (10) calendar days notice to such Pledgor of the time and place of any public sale or the time after which a private sale is to be made shall constitute reasonable notification. Agent shall not be obligated to make any sale of Pledged Collateral regardless of notice of sale having been given. Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. To the maximum extent permitted by law, each Pledgor hereby waives any claims against Agent arising because the price at which any Pledged Collateral may have been sold at such a private sale was less than the price that might have been obtained at a public sale, even if Agent accepts the first offer received and does not offer such Pledged Collateral to more than one offeree.
(b)
Pledgor hereby agrees that any sale or other disposition of the Pledged Collateral conducted in conformity with reasonable commercial practices of banks, insurance companies, or other financial institutions in the States of New York or California in disposing of property similar to the Pledged Collateral shall be deemed to be commercially reasonable.
(c)
Pledgor hereby acknowledges that the sale by Agent of any Pledged Collateral pursuant to the terms hereof in compliance with the Securities Act of 1933 as now in effect or as hereafter amended, or any similar statute hereafter adopted with similar purpose or effect (the “Securities Act”), as well as applicable “Blue Sky” or other state securities laws may require strict limitations as to the manner in which Agent or any subsequent transferee of the Pledged Collateral may dispose thereof. Pledgor acknowledges and agrees that in order to protect Agent’s interest it may be necessary to sell the Pledged Collateral at a price less than the maximum price attainable if a sale were delayed or were made in another manner, such as a public offering under the Securities Act. Pledgor has no objection to sale in such a manner and agrees that Agent shall have no obligation to obtain the maximum possible price for the Pledged Collateral. Without limiting the generality of the foregoing, Pledgor agrees that, upon the occurrence and during the continuation of an Event of Default, Agent may, subject to applicable law, from time to time attempt to sell all or any part of the Pledged Collateral by a private placement, restricting the bidders and prospective purchasers to those who will represent and agree that they are purchasing for investment only and not for distribution. In so doing, Agent may solicit offers to buy the Pledged Collateral or any part thereof for cash, from a limited number of investors deemed by Agent, in its reasonable judgment, to be institutional investors or other responsible parties who might be interested in purchasing the Pledged Collateral. If Agent shall solicit such offers, then the acceptance by Agent of one of the offers shall be deemed to be a commercially reasonable method of disposition of the Pledged Collateral.
(d)
If Agent shall determine to exercise its right to sell all or any portion of the Pledged Collateral pursuant to this Section 11, Pledgor agrees that, upon request of Agent, Pledgor will, at its own expense:
(1)
use reasonable efforts to execute and deliver, and cause the Issuer and the directors and officers thereof to execute and deliver, all such instruments and documents, and to do or cause to be done all such other acts and things, as may be necessary or, in the opinion of Agent, advisable to register such Pledged Collateral under the provisions of the Securities Act, and to cause the registration statement relating thereto to become effective and to remain effective for such period as prospectuses are required by law to be furnished, and to make all amendments and supplements thereto and to the related prospectuses which, in the opinion of Collateral Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto;

(2)
use its reasonable efforts to qualify the Pledged Collateral under the state securities laws or “Blue Sky” laws and to obtain all necessary governmental approvals for the sale of the Pledged Collateral, as requested by Agent;
(3)
use reasonable efforts to cause the Issuers to make available to their respective security holders, as soon as practicable, an earnings statement which will satisfy the provisions of Section 11(a) of the Securities Act;
(4)
execute and deliver, to any person, entity or governmental authority as Agent may choose, any and all documents and writings which, in Agent’s Permitted Discretion, may be necessary or appropriate for approval, or be required by, any regulatory authority located in any city, county, state or country where Pledgor or the Issuers engage in business, in order to transfer or to more effectively transfer the Pledged Interests or otherwise enforce Agent’s rights hereunder; and
(5)
Pledgor acknowledges that there is no adequate remedy at law for failure by it to comply with the provisions of this Section and that such failure would not be adequately compensable in damages, and therefore agrees that its agreements contained in this Section may be specifically enforced.
(e)
The Lender Group and the Bank Product Providers shall have the right to seek recourse against Pledgor to the fullest extent provided for herein and no election by any member of the Lender Group or any Bank Product Provider to proceed in one form of action or proceeding, or against any party, or on any obligation, shall constitute a waiver of the Lender Group’s or any Bank Product Provider’s right to proceed in any other form of action or proceeding or against other parties unless Agent, on behalf of the Lender Group or the Bank Product Providers, has expressly waived such right in writing. Specifically, but without limiting the generality of the foregoing, no action or proceeding by the Lender Group or the Bank Product Providers under any document or instrument evidencing the Secured Obligations shall serve to diminish the liability of Pledgor under this Agreement except to the extent that the Lender Group and the Bank Product Providers finally and unconditionally shall have realized payment in full of the Secured Obligations by such action or proceeding.
12.
Application of Proceeds. Upon the occurrence and during the continuance of an Event of Default, any cash held by Agent as Pledged Collateral and all cash proceeds received by Agent in respect of any sale of, collection from, or other realization upon all or any part of the Pledged Collateral pursuant to the exercise by Agent of its remedies as a secured creditor as provided in Section 11 shall be applied from time to time by Agent as provided in the Credit Agreement.
13.
Duties of Agent. The powers conferred on Agent hereunder are solely to protect its interests in the Pledged Collateral and shall not impose on it any duty to exercise such powers. Except as provided in Section 9‑207 of the Code, Agent shall have no duty with respect to the Pledged Collateral or any responsibility for taking any necessary steps to preserve rights against any Persons with respect to any Pledged Collateral.
14.
[Reserved].
15.
Amendments; Etc. No amendment or waiver of any provision of this Agreement nor consent to any departure by Pledgor herefrom shall in any event be effective unless the same shall be in writing and signed by Agent and Pledgor, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No failure on the part of Agent to exercise, and no delay in exercising any right under this Agreement, any other Loan Document, or otherwise with respect to any of the Secured Obligations, shall operate as a waiver thereof; nor shall any single or partial exercise of any right under this Agreement, any other Loan Document, or otherwise with respect to any of the Secured Obligations preclude any other or further exercise thereof or the exercise of any other right. The remedies provided for in this Agreement or otherwise with respect to any of the Secured Obligations are cumulative and not exclusive of any remedies provided by law.
16.
Notices. All notices and other communications hereunder to Agent shall be in writing and shall be mailed, sent or delivered in accordance with the Credit Agreement and all notices and other communications hereunder to any Pledgor shall be in writing and shall be mailed, sent or delivered in care of each Borrower in accordance with the Credit Agreement.
17.
Continuing Security Interest. This Agreement shall create a continuing security interest in the Pledged Collateral and shall: (i) remain in full force and effect until the payment in full in immediately available funds of the Secured Obligations (other than indemnification obligations that, pursuant to the terms of this Agreement, expressly survive the termination of this Agreement), including the cash collateralization, expiration, or cancellation of all Secured Obligations, if any, consisting of letters of credit, and the irrevocable termination of any commitment to extend any financial accommodations under the Credit Agreement; (ii) be binding upon Pledgor and its successors and assigns; and (iii) inure to the benefit of Agent and its successors, transferees, and assigns.
18.
Security Interest Absolute. To the maximum extent permitted by law, all rights of Agent, all security interests hereunder, and all obligations of the Pledgor hereunder, shall be absolute and unconditional irrespective of:
(a)
any lack of validity or enforceability of any of the Secured Obligations or any other agreement or instrument relating thereto, including any of the Loan Documents;
(b)
any change in the time, manner, or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from any of the Loan Documents, or any other agreement or instrument relating thereto;
(c)
any exchange, release, or non-perfection of any other collateral, or any release or amendment or waiver of or consent to departure from any guaranty for all or any of the Secured Obligations; or
(d)
any other circumstances that might otherwise constitute a defense available to, or a discharge of, Pledgor.

To the maximum extent permitted by law, Pledgor hereby waives any right to require Agent to: (A) proceed against or exhaust any security held from Pledgor; or (B) pursue any other remedy in Agent’s power whatsoever.

19.
Headings. Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement or be given any substantive effect.
20.
Severability. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

21.
Counterparts; Electronic Execution. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same Agreement. Delivery of an executed counterpart of this Agreement by facsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by facsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, or binding effect hereof.
22.
Waiver of Marshaling. Pledgor and Agent acknowledge and agree that in exercising any rights under or with respect to the Pledged Collateral, Agent: (i) is under no obligation to marshal any Pledged Collateral; (ii) may, in its absolute discretion, realize upon the Pledged Collateral in any order and in any manner it so elects; and (iii) may, in its absolute discretion, apply the proceeds of any or all of the Pledged Collateral to the Secured Obligations in any order and in any manner it so elects. Pledgor and Agent waive any right to require the marshaling of any of the Pledged Collateral.
23.
Indemnity and Expenses.
(a)
Pledgor agrees to indemnify Agent and the other members of the Lender Group from and against all claims, lawsuits and liabilities (including reasonable attorneys’ fees) growing out of or resulting from this Agreement (including enforcement of this Agreement) or any other Loan Document to which Pledgor is a party, except claims, losses or liabilities resulting from the gross negligence or willful misconduct of the party seeking indemnification as determined by a final non-appealable order of a court of competent jurisdiction. This provision shall survive the termination of this Agreement and the Credit Agreement and the repayment of the Secured Obligations.
(b)
Pledgor, jointly and severally with the Loan Parties, shall, upon demand, pay to Agent (or Agent, may charge to the Loan Account) all the Lender Group Expenses which Agent may incur in connection with (i) the administration of this Agreement, (ii) the custody, preservation, use or operation of, or, upon an Event of Default, the sale of, collection from, or other realization upon, any of the Collateral in accordance with this Agreement, (iii) the exercise or enforcement of any of the rights of Agent hereunder, or (iv) the failure by Pledgor to perform or observe any of the provisions hereof.
24.
Limited Recourse Obligation. Notwithstanding anything contained in this Agreement to the contrary, Pledgor shall not have any liability under this Agreement for the Secured Obligations other than to the extent of the Pledged Collateral and any claim based on or in respect of any of the Secured Obligations shall be enforced only against the Pledged Collateral and not against any other assets, properties or funds of the Pledgor.
25.
Survival TC . All representations and warranties made by Pledgor in this Agreement and in the certificates or other instruments delivered in connection with or pursuant to this Agreement shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement and the making of any loans and issuance of any Letters of Credit, regardless of any investigation made by any such other party or on its behalf and notwithstanding that Agent, Issuing Lender, or any Lender may have had notice or knowledge of any Default or Event of Default or incorrect representation or warranty at the time any credit is extended under the Credit Agreement, and shall continue in full force and effect as long as the principal of or any accrued interest on any loan or any fee or any other amount payable under the Credit Agreement is outstanding and unpaid or any Letter of Credit is outstanding and so long as the Commitments have not expired or terminated.

26.
CHOICE OF LAW AND VENUE; JURY TRIAL WAIVER; JUDICIAL REFERENCE PROVISION.
(a)
THE VALIDITY OF THIS AGREEMENT, THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF, THE RIGHTS OF THE PARTIES HERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR THEREUNDER OR RELATED HERETO, AND ANY CLAIMS, CONTROVERSIES OR DISPUTES ARISING HEREUNDER OR RELATED HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW.
(b)
THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS AGREEMENT SHALL BE TRIED AND LITIGATED ONLY IN THE COURTS LOCATED IN THE COUNTY OF NEW YORK, STATE OF NEW YORK; PROVIDED, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT AGENT’S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE AGENT ELECTS TO BRING SUCH ACTION OR WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. PLEDGOR AND AGENT WAIVE, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 26.
(c)
TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, PLEDGOR AND AGENT HEREBY WAIVE THEIR RESPECTIVE RIGHTS, IF ANY, TO A JURY TRIAL OF ANY CLAIM, CONTROVERSY, DISPUTE OR CAUSE OF ACTION DIRECTLY OR INDIRECTLY BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS (EACH A “CLAIM”). PLEDGOR AND AGENT REPRESENT THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.
(d)
PLEDGOR HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS LOCATED IN THE COUNTY OF NEW YORK AND THE STATE OF NEW YORK, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT SHALL AFFECT ANY RIGHT THAT AGENT MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AGAINST PLEDGOR OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.
(e)
NO CLAIM MAY BE MADE BY PLEDGOR AGAINST THE AGENT, ANY OTHER LENDER, ISSUING BANK, OR THE UNDERLYING ISSUER, OR ANY AFFILIATE, DIRECTOR, OFFICER, EMPLOYEE, COUNSEL, REPRESENTATIVE, AGENT, OR ATTORNEY-IN-FACT OF ANY OF THEM FOR ANY SPECIAL, INDIRECT, CONSEQUENTIAL, OR PUNITIVE

DAMAGES IN RESPECT OF ANY CLAIM FOR BREACH OF CONTRACT OR ANY OTHER THEORY OF LIABILITY ARISING OUT OF OR RELATED TO THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT, OR ANY ACT, OMISSION, OR EVENT OCCURRING IN CONNECTION HEREWITH, AND PLEDGOR HEREBY WAIVES, RELEASES, AND AGREES NOT TO SUE UPON ANY CLAIM FOR SUCH DAMAGES, WHETHER OR NOT ACCRUED AND WHETHER OR NOT KNOWN OR SUSPECTED TO EXIST IN ITS FAVOR.
(f)
IN THE EVENT ANY LEGAL PROCEEDING IS FILED IN A COURT OF THE STATE OF CALIFORNIA (THE “COURT”) BY OR AGAINST ANY PARTY HERETO IN CONNECTION WITH ANY CLAIM AND THE WAIVER SET FORTH IN SECTION 26(c) ABOVE IS NOT ENFORCEABLE IN SUCH PROCEEDING, THE PARTIES HERETO AGREE AS FOLLOWS:
(i)
WITH THE EXCEPTION OF THE MATTERS SPECIFIED IN SUBCLAUSE (ii) BELOW, ANY CLAIM SHALL BE DETERMINED BY A GENERAL REFERENCE PROCEEDING IN ACCORDANCE WITH THE PROVISIONS OF CALIFORNIA CODE OF CIVIL PROCEDURE SECTIONS 638 THROUGH 645.1. THE PARTIES INTEND THIS GENERAL REFERENCE AGREEMENT TO BE SPECIFICALLY ENFORCEABLE. VENUE FOR THE REFERENCE PROCEEDING SHALL BE IN THE COUNTY OF LOS ANGELES, CALIFORNIA.
(ii)
THE FOLLOWING MATTERS SHALL NOT BE SUBJECT TO A GENERAL REFERENCE PROCEEDING: (A) NON-JUDICIAL FORECLOSURE OF ANY SECURITY INTERESTS IN REAL OR PERSONAL PROPERTY, (B) EXERCISE OF SELF-HELP REMEDIES (INCLUDING SET-OFF OR RECOUPMENT), (C) APPOINTMENT OF A RECEIVER, AND (D) TEMPORARY, PROVISIONAL, OR ANCILLARY REMEDIES (INCLUDING WRITS OF ATTACHMENT, WRITS OF POSSESSION, TEMPORARY RESTRAINING ORDERS, OR PRELIMINARY INJUNCTIONS). THIS AGREEMENT DOES NOT LIMIT THE RIGHT OF ANY PARTY TO EXERCISE OR OPPOSE ANY OF THE RIGHTS AND REMEDIES DESCRIBED IN CLAUSES (A) - (D) AND ANY SUCH EXERCISE OR OPPOSITION DOES NOT WAIVE THE RIGHT OF ANY PARTY TO PARTICIPATE IN A REFERENCE PROCEEDING PURSUANT TO THIS AGREEMENT WITH RESPECT TO ANY OTHER MATTER.
(iii)
UPON THE WRITTEN REQUEST OF ANY PARTY, THE PARTIES SHALL SELECT A SINGLE REFEREE, WHO SHALL BE A RETIRED JUDGE OR JUSTICE. IF THE PARTIES DO NOT AGREE UPON A REFEREE WITHIN 10 DAYS OF SUCH WRITTEN REQUEST, THEN, ANY PARTY SHALL HAVE THE RIGHT TO REQUEST THE COURT TO APPOINT A REFEREE PURSUANT TO CALIFORNIA CODE OF CIVIL PROCEDURE SECTION 640(B). THE REFEREE SHALL BE APPOINTED TO SIT WITH ALL OF THE POWERS PROVIDED BY LAW. PENDING APPOINTMENT OF THE REFEREE, THE COURT SHALL HAVE THE POWER TO ISSUE TEMPORARY OR PROVISIONAL REMEDIES.
(iv)
EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, THE REFEREE SHALL DETERMINE THE MANNER IN WHICH THE REFERENCE PROCEEDING IS CONDUCTED INCLUDING THE TIME AND PLACE OF HEARINGS, THE ORDER OF PRESENTATION OF EVIDENCE, AND ALL OTHER QUESTIONS THAT ARISE WITH RESPECT TO THE COURSE OF THE REFERENCE PROCEEDING. ALL PROCEEDINGS AND HEARINGS CONDUCTED BEFORE THE REFEREE, EXCEPT FOR TRIAL, SHALL BE CONDUCTED WITHOUT A COURT REPORTER, EXCEPT WHEN ANY PARTY SO REQUESTS A COURT REPORTER AND A TRANSCRIPT IS ORDERED, A COURT REPORTER SHALL BE USED AND THE REFEREE SHALL BE PROVIDED A COURTESY COPY OF THE TRANSCRIPT. THE PARTY MAKING SUCH REQUEST SHALL HAVE THE OBLIGATION TO ARRANGE FOR AND PAY THE

COSTS OF THE COURT REPORTER; PROVIDED, THAT SUCH COSTS, ALONG WITH THE REFEREE’S FEES, SHALL ULTIMATELY BE BORNE BY THE PARTY WHO DOES NOT PREVAIL, AS DETERMINED BY THE REFEREE.
(v)
THE REFEREE MAY REQUIRE ONE OR MORE PREHEARING CONFERENCES. THE PARTIES HERETO SHALL BE ENTITLED TO DISCOVERY, AND THE REFEREE SHALL OVERSEE DISCOVERY IN ACCORDANCE WITH THE RULES OF DISCOVERY, AND SHALL ENFORCE ALL DISCOVERY ORDERS IN THE SAME MANNER AS ANY TRIAL COURT JUDGE IN PROCEEDINGS AT LAW IN THE STATE OF CALIFORNIA.
(vi)
THE REFEREE SHALL APPLY THE RULES OF EVIDENCE APPLICABLE TO PROCEEDINGS AT LAW IN THE STATE OF CALIFORNIA AND SHALL DETERMINE ALL ISSUES IN ACCORDANCE WITH CALIFORNIA SUBSTANTIVE AND PROCEDURAL LAW. THE REFEREE SHALL BE EMPOWERED TO ENTER EQUITABLE AS WELL AS LEGAL RELIEF AND RULE ON ANY MOTION WHICH WOULD BE AUTHORIZED IN A TRIAL, INCLUDING MOTIONS FOR DEFAULT JUDGMENT OR SUMMARY JUDGMENT. THE REFEREE SHALL REPORT HIS OR HER DECISION, WHICH REPORT SHALL ALSO INCLUDE FINDINGS OF FACT AND CONCLUSIONS OF LAW. THE REFEREE SHALL ISSUE A DECISION AND PURSUANT TO CALIFORNIA CODE OF CIVIL PROCEDURE, SECTION 644, THE REFEREE’S DECISION SHALL BE ENTERED BY THE COURT AS A JUDGMENT IN THE SAME MANNER AS IF THE ACTION HAD BEEN TRIED BY THE COURT. THE FINAL JUDGMENT OR ORDER FROM ANY APPEALABLE DECISION OR ORDER ENTERED BY THE REFEREE SHALL BE FULLY APPEALABLE AS IF IT HAS BEEN ENTERED BY THE COURT.
(vii)
THE PARTIES RECOGNIZE AND AGREE THAT ALL CLAIMS RESOLVED IN A GENERAL REFERENCE PROCEEDING PURSUANT HERETO WILL BE DECIDED BY A REFEREE AND NOT BY A JURY. AFTER CONSULTING (OR HAVING HAD THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF THEIR OWN CHOICE, EACH PARTY HERETO KNOWINGLY AND VOLUNTARILY AND FOR THEIR MUTUAL BENEFIT AGREES THAT THIS REFERENCE PROVISION SHALL APPLY TO ANY DISPUTE BETWEEN THEM THAT ARISES OUT OF OR IS RELATED TO THIS AGREEMENT.
27.
Agent. Each reference herein to any right granted to, benefit conferred upon or power exercisable by the “Agent” shall be a reference to Agent, for the benefit of each member of the Lender Group and each of the Bank Product Providers.
28.
Miscellaneous.
(a)
This Agreement is a Loan Document. This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Agreement. Delivery of an executed counterpart of this Agreement by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by telefacsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement. The foregoing shall apply to each other Loan Document mutatis mutandis.

(b)
Any provision of this Agreement which is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof in that jurisdiction or affecting the validity or enforceability of such provision in any other jurisdiction. Each provision of this Agreement shall be severable from every other provision of this Agreement for the purpose of determining the legal enforceability of any specific provision.
(c)
Headings and numbers have been set forth herein for convenience only. Unless the contrary is compelled by the context, everything contained in each Section applies equally to this entire Agreement.
(d)
Neither this Agreement nor any uncertainty or ambiguity herein shall be construed against any member of the Lender Group, Bank Product Provider, or Pledgor, whether under any rule of construction or otherwise. This Agreement has been reviewed by all parties and shall be construed and interpreted according to the ordinary meaning of the words used so as to accomplish fairly the purposes and intentions of all parties hereto.
29.
Judgment Currency Conversion. If, for the purpose of enforcing judgment in any court or for any other purpose hereunder or in connection herewith, it is necessary to convert a sum due hereunder in any currency into another currency, such conversion should be carried out to the extent and in the manner provided in the Credit Agreement.

[Signature page to follow]

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be executed and delivered as of the day and year first above written.

PLEDGOR:	REZOLVE AI PLC By: /s/ Arthur Yao Name: Arthur Yao Title: Chief Operating & Finance Officer

[Signature Page to Parent Equity Pledge Agreement]

AGENT:	MONROE CAPITAL MANAGEMENT ADVISORS, LLC By: /s/ Bernardo Castro Name: Bernardo Castro Title: Director

[Signature Page to Parent Equity Pledge Agreement]

SCHEDULE 1

PLEDGED INTERESTS

Name of Issuer	Number of Shares/Units	Class of Interests	Percentage of Class Owned	Percentage of Class Pledged	Certificate Nos.
CROWNPEAK INTERMEDIATE HOLDINGS, INC.	100	Common	100%	100%	4

SCHEDULE 2

NAME; REGISTERED OFFICE; TAX IDENTIFICATION NUMBER AND ORGANIZATIONAL NUMBER

Name	Chief Executive Office	Tax Identification Number	Organizational Number
REZOLVE AI PLC	c/o Rezolve AI Plc 499 Park Ave, Suite 1003 New York, NY 10022 Attn: [***] Email [***]	N/A	14573691

EXHIBIT A

IRREVOCABLE PROXY

(Interests of [ISSUER])

________________ ___, _____

For good and valuable consideration, receipt of which is hereby acknowledged, the undersigned (the “Pledgor”) hereby irrevocably (to the fullest extent permitted by law) appoints and constitutes MONROE CAPITAL MANAGEMENT ADVISORS, LLC, as Agent (the “Proxy Holder”), the attorney and proxy of the undersigned with full power of substitution and resubstitution, to the full extent of the undersigned's rights with respect to all of the Equity Interests (as defined in the Credit Agreement, defined below) which constitute the shares or other Equity Interests (the “Interests”) of REZOLVE AI PLC (the “Company”). Upon the execution hereof, all prior proxies given by the undersigned with respect to any of the Interests are hereby revoked, and no subsequent proxies will be given with respect to any of the Interests.

This proxy is IRREVOCABLE, is COUPLED WITH AN INTEREST and is granted pursuant to that certain Parent Equity Pledge Agreement dated as of [__], 2025 (as amended, restated, modified, or supplemented from time to time, the “Parent Equity Pledge Agreement”) for the benefit of the Proxy Holder in consideration of the credit extended pursuant to that certain Amended and Restated Credit Agreement dated as of [__], 2025 by and among the Proxy Holder, the Company and the various other parties thereto (as amended, restated, modified, or supplemented from time to time, the “Credit Agreement”). Capitalized terms used herein but not otherwise defined in this irrevocable proxy have the meanings ascribed to such terms in the Parent Equity Pledge Agreement.

The Proxy Holder named above will be empowered and may exercise this irrevocable proxy to, during the continuance of an Event of Default, take any of the following actions: (i) transfer and register in its name or in the name of its nominee the whole or any part of the Interests, it being acknowledged by Pledgor and Company that such transfer and registration may be effected by Proxy Holder by the delivery of a Registration Page to Company reflecting Proxy Holder or its designee as the holder of such Interests, or otherwise by Proxy Holder through its irrevocable appointment as attorney-in-fact pursuant to this proxy and the Parent Equity Pledge Agreement, (ii) exchange certificates or instruments representing or evidencing Interests for certificates or instruments of smaller or larger denominations, (iii) exercise the voting and all other rights as a holder with respect thereto, with full power of substitution to do so, (iv) collect and receive all dividends and other payments and distributions made thereon, (v) notify the parties obligated on any of the Interests to make payment to Proxy Holder of any amounts due or to become due thereunder, (vi) endorse instruments in the name of the undersigned to allow collection of any of the Interests, (vii) enforce collection of any of the Interests by suit or otherwise, and surrender, release or exchange all or any part thereof, or compromise or renew for any period (whether or not longer than the original period) any liabilities of any nature of any Person with respect thereto, (viii) sell in one or more sales after ten (10) days' notice of the time and place of any public sale (which notice the undersigned agrees is commercially reasonable) the whole or any part of the Interests, (ix) exercise all other rights, powers, privileges and remedies to which a holder of the Interests would be entitled (including giving or withholding written consents of members, calling special meetings or members and voting at such meetings), (x) otherwise act with respect to the Interests as though Proxy Holder was the outright owner thereof, (xi) exercise any other rights or remedies Proxy Holder may have under the Code or other applicable law, (xii) take any action and execute any instrument which Proxy Holder may deem necessary or advisable to accomplish the purposes of the Parent Equity Pledge Agreement.

This proxy is coupled with an interest and shall be valid and irrevocable until the payment in full of the Obligations and termination of the Commitments, notwithstanding any limitations to the contrary set forth in the Articles of Organization or Incorporation, By-Laws, Limited Liability Company

Agreements, Limited Partnership Agreements or other organizational documents of the undersigned or the Company or the [Delaware General Corporation Law].

Any obligation of the undersigned hereunder shall be binding upon the heirs, successors and assigns of the undersigned (including any transferee of any of the Interests).

[Signature Page Follows.]

IN WITNESS WHEREOF, the undersigned has executed this Irrevocable Proxy as of the day and year first above written.

REZOLVE AI PLC By: Name: Title:

[Signature Page to Irrevocable Proxy]

EXHIBIT B

Registration Page

REZOLVE AI PLC

Stock Ledger as of ________, ___

NAME	CERTIFICATE NO.	NUMBER OF SHARES

Acknowledged By: REZOLVE AI PLC By: Name: Title:

B-1